EXHIBIT 32

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL

OFFICER

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Washington Post Company (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012 (the “Report”), Donald E. Graham, Chief Executive Officer (principal executive officer) of the Company and Hal S. Jones, Senior Vice President-Finance (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald E. Graham

Donald E. Graham

Chief Executive Officer

February 27, 2013

/s/ Hal S. Jones

Hal S. Jones

Senior Vice President-Finance

February 27, 2013